UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2026

TCGX Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43434	98-1943484
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 Lytton Ave., Suite 350

Palo Alto, California 94301

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 924-9424

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which each class is registered
Class A ordinary shares, par value $0.0001 per share	TCGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported, on August 6, 2026, TCGX Acquisition Corp., a Cayman Islands exempted company (the “Company”), consummated its initial public offering (the “Offering”) of 8,625,000 Class A ordinary shares of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), including 1,125,000 Class A Ordinary Shares issued pursuant to the full exercise by the underwriters of their over-allotment option in connection with the closing of the IPO. The Class A Ordinary Shares were sold at an offering price of $10.00 per share, generating gross proceeds to the Company of $86,250,000.

As previously reported, on August 6, 2026, simultaneously with the consummation of the Offering, the Company consummated the private placement of an aggregate of 522,500 Class A Ordinary Shares (the “Private Placement Shares”) at a price of $10.00 per Private Placement Share, generating gross proceeds of $5,225,000. Of the 522,500 Private Placement Shares, TCGX Sponsor, LLC (the “Sponsor”) purchased 436,250 Private Placement Shares and Jefferies LLC purchased 86,250 Private Placement Shares.

A total of $86,250,000 ($10.00 per Class A Ordinary Share) of the net proceeds from the Offering and the Private Placement, which amount excludes $862,500 of the underwriter’s discount, was placed in a trust account established for the benefit of the Company’s public shareholders, with Odyssey Transfer and Trust Company acting as trustee.

An audited balance sheet as of August 6, 2026, reflecting receipt of the proceeds from the Offering and the Private Placement, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

99.1	Audited Balance Sheet, as of August 6, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCGX ACQUISITION CORP.

Date: August 12, 2026	By:	/s/ Chen Yu
	Name:	Chen Yu, M.D., M.B.A.
	Title:	Chief Executive Officer

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